Semi
Annual
Report


Franklin Asset Allocation Fund


                                                                 June 30, 1998

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.





Lisa A. Costa
Portfolio Manager
Franklin Asset Allocation Fund


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers and real estate securities.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report of the Franklin Asset Allocation Fund for the six months ended June 30, 1998. During the first three months of the period, the Asian currency crisis only had a minimal effect on U.S. corporate profits. However, the strength of the U.S. dollar did cause some U.S. exports to lose their competitiveness and made it difficult for certain companies to maintain their intended pricing structure. As a result, many analysts' estimates of second quarter corporate profits were revised downward, and U.S. stock prices experienced significant volatility. Overall, however, the U.S. economy exhibited healthy growth for the period, with low unemployment and inflation. Within this environment, Franklin Asset Allocation Fund provided a +6.47% six-month cumulative total return, as discussed in the Performance Summary on page 5. As of June 30, 1998, 65.1% of the fund's total net assets were in equities, 20.1% in bonds and 14.8% in cash and equivalents.


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.


CONTENTS

Shareholder Letter                 1

Performance Summary                5

Financial Highlights &
Statement of Investments           7

Financial Statements              13

Notes to Financial
Statements                        16




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Three holdings which contributed to the performance of the fund were leading retailers Costco Cos., Inc., Dayton Hudson Corp., and Wal-Mart Stores, Inc. We first purchased shares in these companies in 1996, when retail stocks were out of favor. Since then, high U.S. employment levels helped improve their sales, and increase demand for their stocks. During the period, we added Sears Roebuck & Co. and Saks Holdings, Inc. to the fund. Sears has taken steps to restructure its ailing credit division, is remodeling many of its stores, and has potential growth from its "home central" service. Saks Holdings, the parent company of Saks Fifth Avenue, OFF 5th, and Folio, is a premier retailer that has revamped its merchandising strategy.

We also added Compaq Computer Corp., Motorola, Inc., and Hewlett-Packard Co. to the portfolio. We believe these companies have the technological leadership and strong management to overcome a recent sales slowdown. We also found attractively priced and competitively positioned companies in the insurance industry. Marsh & McLennan Cos., Inc. is the number one insurance broker in the U.S. and Latin America, and has an established base in Europe. And UNUM Corp., a major provider of individual and group disability insurance, possesses the largest database of disability statistics in the industry.

Responding to declining oil prices, we sold some second- and third-tier companies that lack a commanding market share. However, we retained positions in premier companies such as Exxon Corp., Chevron Corp. and Schlumberger, Ltd., which, in our opinion, should do well when worldwide oil production is reduced and prices rise.

Looking forward, we believe that the Asian economic crisis may increase U.S. market volatility and impact the earnings of many multinational companies. In addition, a strong dollar may make U.S. goods expensive for foreign buyers, causing U.S. exports to decline. And cheap imports might diminish the competitive pricing power of some U.S. companies. Such an environment would be bad news for companies that aren't low-cost producers, especially in the paper, gold, aluminum, and chemicals industries, as well as some capital equipment industries such as machinery, engineering and construction. We will monitor this situation closely and attempt to take advantage of any short-term opportunity to purchase outstanding companies at attractive prices.


TOP 10 EQUITY HOLDINGS
6/30/98

COMPANY,                    % OF TOTAL
INDUSTRY                    NET ASSETS
------------------------------------------
Time Warner, Inc.             2.3%
ENTERTAINMENT/
BROADCAST MEDIA

Enron Corp.                   2.1%
NATURAL GAS

Exxon Corp.                   2.1%
OIL - INTERNATIONAL
INTEGRATED

Costco Cos., Inc.             1.9%
RETAIL - GENERAL
MERCHANDISE

Tellabs, Inc.                 1.8%
COMMUNICATION
EQUIPMENT
MANUFACTURERS

BankAmerica Corp.             1.7%
BANKS - MONEY CENTERS

Philip Morris Cos., Inc.      1.5%
TOBACCO

Owens-Illinois, Inc.          1.5%
CONTAINERS -
METAL & GLASS

Arthur J. Gallagher & Co.     1.5%
INSURANCE

Cinergy Corp.                 1.4%
ELECTRICAL UTILITIES




TOP 10 SECTORS
6/30/98

                      % OF TOTAL
INDUSTRY              NET ASSETS
--------------------------------
Consumer Staples         9.8%

Technology               9.6%

Consumer Cyclicals       8.6%

Capital Goods            7.8%

Financials               7.2%

Utilities                5.4%

Real Estate              5.3%

Energy                   5.1%

Health Care              4.1%

Basic Materials          2.8%



We also will seek to use the fund's combination of equities and bonds to provide you with risk-adjusted returns that we believe are superior to those available from a stock-only portfolio.

Please remember, this discussion reflects our views and opinions as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Your participation in Franklin Asset Allocation Fund is appreciated and we welcome your comments and suggestions.

Sincerely,



Lisa A. Costa
Portfolio Manager
Franklin Asset Allocation Fund


PERFORMANCE SUMMARY

Franklin Asset Allocation Fund provided a +6.47% cumulative total return for the six-month period ended June 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. Of course, we believe it is important for shareholders to view their investments with a long-term perspective. As you can see from the table on page 6, the fund delivered a cumulative total return of +221.46% for the ten-year period ended on the same date.

The fund's share price, as measured by net asset value, increased 46 cents, from $9.05 on December 31, 1997, to $9.51 on June 30, 1998. During the reporting period, shareholders received per-share distributions of 8 cents ($0.08) in income dividends, 0.58 cents ($0.0058) in short-term capital gains, and 3.93 cents ($0.0393) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.


Periods ended 6/30/98

                                   One-      Five-      Ten-
                                   Year      Year       Year
-------------------------------------------------------------------------
Cumulative Total Return1           11.77%    90.03%    221.46%

Average Annual Total Return2        6.70%    12.64%     11.88%

Value of $10,000 Investment3      $10,670   $18,136    $30,716

30-Day Standardized Yield4    1.56%

                6/30/94    6/30/95    6/30/96    6/30/97    6/30/98
-------------------------------------------------------------------------
One-Year
Total Return5    7.09%      12.91%     19.27%     17.89%     11.77%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.5% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended June 30, 1998.

5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge.

Effective  May 1,  1994,  the fund  eliminated  the sales  charge on  reinvested
dividends  and  implemented  a  Rule  12b-1  Plan,   which  affects   subsequent
performance.

On August 1, 1996, the fund's name was changed from Franklin Premier Return Fund to better reflect its investment strategy and philosophy. The fund's shareholders also voted to modify its investment objective, from high current return and relative stability of principal, to total return with a secondary emphasis on reduced risk over time.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN ASSET ALLOCATION FUND
Financial Highlights

                                                  SIX MONTHS ENDED
                                                    JUNE 30, 1998               YEAR ENDED DECEMBER 31,
                                                                    -------------------------------------------
                                                     (UNAUDITED)     1997     1996    1995     1994     1993
                                                  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $9.05       $8.32    $7.25    $6.11    $6.22   $5.40
                                                  -------------------------------------------------------------
Income from investment operations:
 Net investment income                                    .10         .15      .14      .18      .14     .13
 Net realized and unrealized gains (losses)               .49        1.10     1.11     1.14     (.11)    .86
                                                  -------------------------------------------------------------
Total from investment operations                          .59        1.25     1.25     1.32      .03     .99
                                                  -------------------------------------------------------------
Less distributions from:
 Net investment income                                   (.08)       (.15)    (.15)    (.18)    (.14)   (.17)
 Net realized gains                                      (.05)       (.37)    (.03)      --       --      --
                                                  -------------------------------------------------------------
Total distributions                                      (.13)       (.52)    (.18)    (.18)    (.14)   (.17)
                                                  -------------------------------------------------------------
Net asset value, end of period                          $9.51       $9.05    $8.32    $7.25    $6.11   $6.22
                                                  -------------------------------------------------------------
Total return*                                            6.47%      15.24%   17.41%   21.79%    0.46%  18.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $101,986     $89,630  $56,867  $39,319  $25,631  $22,877
Ratios to average net assets:
 Expenses                                                1.06%**     1.12%    1.21%    1.17%    1.27%   1.00%
 Net investment income                                   2.08%**     1.73%    1.86%    2.86%    2.29%   2.15%
Portfolio turnover rate                                 18.64%      54.57%   60.11%   62.01%   45.18%  20.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized


FRANKLIN ASSET ALLOCATION FUND
Statement of Investments, June 30, 1998 (unaudited)

                                                                                   SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Common Stocks  63.3%
  Banks - Money Center  1.7%
  BankAmerica Corp.                                                                 20,000     $     1,728,750
                                                                                                    ----------
   Beverages - Non-Alcoholic  .9%
  Panamerican Beverages, Inc., Class A (Mexico)                                     30,000             943,125
                                                                                                    ----------
   Biotechnology  1.1%
 aGenzyme Corp., General Division                                                   30,000             766,875
 aVertex Pharmaceuticals, Inc.                                                      17,500             393,750
                                                                                                    ----------
                                                                                                     1,160,625
                                                                                                    ----------
  Casinos & Gaming  .4%
 aMirage Resorts, Inc.                                                              20,000             426,250
                                                                                                    ----------
  Chemicals  .9%
  Du Pont (E.I.) De Nemours & Co.                                                   12,500             932,813
                                                                                                    ----------
  Chemicals - Specialty  .5%
  Sigma-Aldrich Corp.                                                               15,000             526,875
                                                                                                    ----------
  Communication Equipment Manufacturers  4.1%
 aCisco Systems, Inc.                                                               15,000           1,380,938
  Motorola, Inc.                                                                    20,000           1,051,250
 aTellabs, Inc.*                                                                    25,000           1,790,625
                                                                                                    ----------
                                                                                                     4,222,813
                                                                                                    ----------
  Computer Hardware 2.7%
  Compaq Computer Corp.                                                             20,000             567,500
  Hewlett-Packard Co.                                                               10,000             598,750
  Hitachi, Ltd. (Japan)                                                            105,000             684,692
  NEC Corp. (Japan)                                                                100,000             931,657
                                                                                                    ----------
                                                                                                     2,782,599
                                                                                                    ----------
  Computer Software .9%
 aOracle Corp.                                                                      37,500             921,094
                                                                                                    ----------
  Conglomerates 1.1%
  ITT Industries, Inc.                                                              30,000           1,121,250
                                                                                                    ----------
  Containers - Metal & Glass 1.5%
 aOwens-Illinois, Inc.                                                              34,400           1,539,400
                                                                                                    ----------
  Electric Utilities 3.4%
  Cinergy Corp.                                                                     40,000           1,400,000
  Duke Energy Corp.                                                                 15,000             888,750
  Southern Co.                                                                      40,000           1,107,500
                                                                                                    ----------
                                                                                                     3,396,250
                                                                                                    ----------
  Electrical Equipment 1.2%
  Symbol Technologies, Inc.                                                         33,150           1,251,413
                                                                                                    ----------
  Electronic Semiconductors 1.7%
  Intel Corp.*                                                                      15,000           1,111,875
  Linear Technology Corp.                                                           10,000             603,125
                                                                                                    ----------
                                                                                                     1,715,000
                                                                                                    ----------
  Entertainment/Broadcast Media 2.4%
  Time Warner, Inc.*                                                                28,000      $    2,392,250
                                                                                                    ----------
  Foods 1.2%
  Nestle, SA (Switzerland)                                                             580           1,241,218
                                                                                                    ----------
  Gold & Precious Metal Mining .5%
  Newmont Mining Corp.                                                              20,000             472,500
                                                                                                    ----------
  Health Care - Diversified 1.2%
  Abbott Laboratories                                                               30,000           1,226,250
                                                                                                    ----------
  Health Care - Pharmaceuticals 1.8%
  Novartis, AG (Switzerland)                                                           550             915,216
  Roche Holding, AG (Switzerland)                                                       90             883,801
                                                                                                    ----------
                                                                                                     1,799,017
                                                                                                    ----------
  Hotels & Motels .6%
  Hilton Hotels Corp.                                                               20,000             570,000
                                                                                                    ----------
  Household Products .9%
  Procter & Gamble Co.                                                              10,000             910,625
                                                                                                    ----------
  Insurance 5.5%
  American International Group, Inc.                                                 7,500           1,095,000
  Arthur J. Gallagher & Co.                                                         35,000           1,566,250
  Hartford Life, Inc., Class A                                                      20,000           1,138,750
  Marsh & McLennan Cos., Inc.                                                       15,000             906,563
  Unum Corp.                                                                        15,000             832,500
                                                                                                    ----------
                                                                                                     5,539,063
                                                                                                    ----------
  Manufacturing - Diversified .8%
 aThermo Electron Corp.                                                             22,500             769,219
                                                                                                    ----------
  Manufacturing - Specialized 1.7%
 aU.S. Filter Corp.                                                                 20,000             561,250
 aWaters Corp.*                                                                     20,000           1,178,750
                                                                                                    ----------
                                                                                                     1,740,000
                                                                                                    ----------
  Metals/Mining .9%
  Rio Tinto, Plc., Sponsored ADR (United Kingdom)                                   20,000             945,000
                                                                                                    ----------
  Natural Gas 2.1%
  Enron Corp.                                                                       40,000           2,162,500
                                                                                                    ----------
  Oil - International Integrated 3.3%
  Chevron Corp.                                                                     15,000           1,245,938
  Exxon Corp.                                                                       30,000           2,139,375
                                                                                                    ----------
                                                                                                     3,385,313
                                                                                                    ----------
  Oil & Gas Drilling 1.7%
 aEVI Weatherford, Inc.                                                             20,000             742,500
  Schlumberger, Ltd.                                                                15,000           1,024,688
                                                                                                    ----------
                                                                                                     1,767,188
                                                                                                    ----------
  Personal Care 1.0%
  Estee Lauder Cos., Class A                                                        15,000       $   1,045,313
                                                                                                    ----------
  Real Estate Investment Trusts 5.3%
  Arden Realty, Inc.                                                                30,000             776,250
  Patriot American Hospitality, Inc.                                                30,000             718,125
  Public Storage, Inc.                                                              30,000             840,000
 aSecurity Capital Group, Class B                                                   30,000             798,750
  Simon DeBartolo Group, Inc.                                                       30,000             975,000
  Starwood Hotels & Resorts                                                         27,500           1,328,593
                                                                                                    ----------
                                                                                                     5,436,718
                                                                                                    ----------
  Retail - General Merchandise 5.1%
 aCostco Cos., Inc.*                                                                30,000           1,891,874
  Dayton Hudson Corp.                                                               25,000           1,212,500
  Sears, Roebuck & Co.                                                              20,000           1,221,250
  Wal-Mart Stores, Inc.                                                             15,000             911,250
                                                                                                    ----------
                                                                                                     5,236,874
                                                                                                    ----------
  Retail - Specialty .5%
 aSaks Holdings, Inc.                                                               20,000             552,500
                                                                                                    ----------
  Service - Non-hazardous Waste Disposal .4%
 aRepublic Services, Inc.                                                           15,100             362,400
                                                                                                    ----------
  Telecommunications 2.7%
 aChina Telecom, Ltd., ADR (Hong Kong)                                              15,100             521,893
 aLoral Space & Communications, Ltd.                                                40,000           1,130,000
  Portugal Telecom, SA (Portugal)                                                   20,300           1,075,881
                                                                                                    ----------
                                                                                                     2,727,774
                                                                                                    ----------
  Tobacco 1.6%
  Philip Morris Cos., Inc.                                                          40,000           1,575,000
                                                                                                    ----------
  Total Common Stocks (Cost $49,979,544)                                                            64,524,979
                                                                                                    ----------
  Preferred Stocks 1.8%
  Newell Financial Trust I, 5.25%, cvt. pfd., 144A                                  15,000             873,750
  Ingersoll-Rand, 6.75%, cvt. pfd.                                                  40,000             960,000
                                                                                                    ----------
  Total Preferred Stocks (Cost $1,746,444)                                                           1,833,750
                                                                                                    ----------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                 ---------
  Bonds 20.1%
  Convertible Bonds 1.9%
  Interpublic Group Cos., Inc., cvt. sub. deb., 144A, 1.80%, 9/16/04          $  1,000,000             933,750
  Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02                            800,000             986,000
                                                                                                    ----------
  Total Convertible Bonds (Cost $1,629,083)                                                          1,919,750
                                                                                                    ----------
  Corporate Bonds .7%
  Dayton Hudson Co., deb., 8.60%, 1/15/12                                          250,000             298,468
  Georgia Pacific Corp., deb., 9.125%, 7/01/22                                     100,000             110,758
  Panamerican Beverages, Inc., senior notes, 8.125%, 4/01/03 (Mexico)              250,000             270,304
                                                                                                    ----------
  Total Corporate Bonds (Cost $596,006)                                                                679,530
                                                                                                    ----------
  U.S. Government Securities 17.5%
  U.S. Treasury Bonds, 6.00% - 8.00%, 11/15/21 - 2/15/26                      $  6,150,000      $    6,637,162
  U.S. Treasury Notes, 5.500% - 7.25%, 10/31/98 - 8/15/07                       10,000,000          10,239,164
  U.S. Treasury Notes, Inflation-Indexed, 3.375%, 1/15/07                        1,025,590             993,861
                                                                                                    ----------
  Total U.S. Government Securities (Cost $17,146,210)                                               17,870,187
                                                                                                    ----------
  Total Bonds (Cost $19,371,299)                                                                    20,469,467
                                                                                                    ----------
  Total Long Term Investments (Cost $71,097,287)                                                    86,828,196
                                                                                                    ----------
  Short Term Investments 8.8%
  Commercial Paper 4.4%
  General Electric Capital Corp., 5.45%, 7/27/98                                 4,500,000           4,481,141
                                                                                                    ----------
  Certificates of Deposit 4.4%
  National Westminster Bank, Plc., New York Branch, 5.54%, 7/29/98               4,500,000           4,499,370
                                                                                                    ----------
  Total Short Term Investments (Cost $8,983,186)                                                     8,980,511
                                                                                                    ----------
 bRepurchase Agreement 6.6%
  Joint Repurchase Agreement, 5.614%, 7/01/98, (Maturity Value $6,771,841)
        (Cost $6,770,785)                                                        6,770,785           6,770,785
   BancAmerica Robertson Stephens
   Barclays Capital Group, Inc.
   Bear, Stearns & Co., Inc.
   BT Alex Brown, Inc.
   Chase Securities, Inc.
   CIBC Wood Gundy Securities Corp.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America, L.L.C.
   Greenwich Capital Markets, Inc.
   Paribas Corp.
   SBC Warburg Dillon Reed, Inc.
    Collateralized by U.S. Treasury Bills and Notes                                                 ----------
  Total Investments (Cost $86,851,258) 100.6%                                                      102,579,492
                                                                                                    ----------
  Open Call Options Written (Premiums Received $226,905) ( .3%)                                       (317,813)
  Other Assets, less Liabilities (.3%)                                                                (275,501)
                                                                                                    ----------
  Net Assets 100.0%                                                                               $101,986,178
                                                                                                    ==========



                                                                              EXPIRATION      STRIKE            SHARES
                                                                DATE             PRICE       OPTIONED            VALUE

-------------------------------------------------------------------------------------------------------------------------
   Call Options Written
   Costco Cos., Inc.                                            July 98           55         15,000        $    121,875
   Intel Corp.                                               October 98           75          5,000              30,000
   Intel Corp.                                               October 98           80          5,000              19,375
   Tellabs, Inc.                                           September 98           75         15,000              60,000
   Time Warner, Inc.                                       September 98           80         10,000              76,250
   Waters Corp.                                               August 98           60          5,000              10,313
                                                                                                             ----------
   Total Call Options Written (Premiums Received $226,905)                                                 $    317,813
                                                                                                             ==========


*Portion of the security is segregated as collateral for call options written. aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 1998, all repurchase agreements had been entered into on that date.


FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 1998 (unaudited)


Assets:
 Investments in securities, at value (cost $86,851,258)      $102,579,492
 Cash                                                            222,414
 Receivables:
  Investment securities sold                                     331,858
  Capital shares sold                                            101,953
  Dividends and interest                                         492,890
                                                                 --------
     Total assets                                            103,728,607
                                                                 --------
Liabilities:
 Payables:
  Investment securities purchased                                855,500
  Affiliates                                                      92,331
  Shareholders                                                   380,287
 Distributions to shareholders                                    88,418
 Options written, at value (premiums received $226,905)          317,813
 Other liabilities                                                 8,080
                                                                 --------
     Total liabilities                                         1,742,429
                                                                 --------
      Net assets, at value                                  $101,986,178
                                                                 ========
Net assets consist of:
 Undistributed net investment income                        $    258,000
 Net unrealized appreciation                                  15,637,004
 Accumulated net realized gain                                 1,686,624
 Capital shares                                               84,404,550
                                                                 --------
      Net assets, at value                                  $101,986,178
                                                                 ========
 Net asset value per share ($101,986,178 / 10,722,805
 shares outstanding)*                                              $9.51
                                                                 ========
 Maximum offering price per share ($9.51 / 95.5%)                  $9.96
                                                                 ========



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



STATEMENT OF OPERATIONS
for the six months ended June 30, 1998 (unaudited)


Investment income:
(net of foreign taxes of $17,247)
 Dividends                                            $  490,328
 Interest                                              1,070,274
                                                        --------
     Total investment income                                    $1,560,602
Expenses:
 Management fees (Note 3)                                312,001
 Distribution fees (Note 3)                              114,481
 Transfer agent fees (Note 3)                             51,672
 Custodian fees                                            1,516
 Reports to shareholders                                  17,444
 Registration and filing fees                             15,552
 Professional fees                                         9,549
 Trustees' fees and expenses                               3,109
 Other                                                     1,527
                                                        --------
     Total expenses                                                526,851
                                                                  --------
      Net investment income                                      1,033,751
                                                                  --------
Realized and unrealized gains:
 Net realized gain from:
  Investments                                          1,527,221
  Transactions in written options which
   expired or were closed (Note 5)                       191,697
  Foreign currency transactions                            8,541
                                                        --------
      Net realized gain                                          1,727,459
Net unrealized appreciation (depreciation) on:
  Investments                                          3,536,092
  Options                                               (142,357)
                                                        --------
      Net unrealized appreciation                                3,393,735
                                                                  --------
Net realized and unrealized gain                                 5,121,194
                                                                  --------
Net increase in net assets resulting from operations            $6,154,945
                                                                  ========


STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 1998 (unaudited) and the year ended December 31, 1997


                                                                                     SIX MONTHS
                                                                                        ENDED                 YEAR ENDED
                                                                                    JUNE 30, 1998          DECEMBER 30, 1997
                                                                                ------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                            $    1,033,751           $  1,279,285
  Net realized gain from investments, options and foreign currency transactions         1,727,459              3,485,295
  Net unrealized appreciation on investments and options                                3,393,735              4,935,333
                                                                                ------------------------------------------------
      Net increase in net assets resulting from operations                              6,154,945              9,699,913
 Distributions to shareholders from:
  Net investment income                                                                  (855,057)            (1,226,791)
  Net realized gains                                                                     (479,894)            (3,456,153)
                                                                                ------------------------------------------------
 Total distributions to shareholders                                                   (1,334,951)            (4,682,944)
 Capital share transactions (Note 2 )                                                   7,536,000             27,745,965
                                                                                ------------------------------------------------
      Net increase in net assets                                                       12,355,994             32,762,934
Net assets:
 Beginning of period                                                                   89,630,184             56,867,250
                                                                                ------------------------------------------------
 End of period                                                                       $101,986,178            $89,630,184
                                                                                ================================================
Undistributed net investment income included in net assets:
 End of period                                                                    $       258,000         $       79,306
                                                                                ================================================


NOTES TO FINANCIAL STATEMENTS (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one fund (the Fund). The investment objective of the Fund is total return. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Options:

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may buy put and call options, and write put and covered call options.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. When an option is exercised, the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

d. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At June 30, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                                 JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------------------------------------------
                                                           SHARES         AMOUNT          SHARES           AMOUNT
                                                       --------------------------------------------------------------
Shares sold                                              2,462,938      $22,972,227     3,999,853       $36,150,348
Shares issued in reinvestment of distributions             126,084        1,200,193       460,518         4,097,788
Shares redeemed                                         (1,768,421)     (16,636,420)   (1,392,075)      (12,502,171)
                                                       --------------------------------------------------------------
Net increase                                               820,601     $  7,536,000     3,068,296       $27,745,965
                                                       ==============================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     ANNUALIZED FEE RATE     MONTH-END NET ASSETS
    ----------------------------------------------------------------------------
           .625%             First $100 million
           .500%             Over $100 million, up to and including $250 million
           .450%             Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares of $12,786.


4. INCOME TAXES

At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $86,851,258 was as follows:


     Unrealized appreciation                          $18,094,517
     Unrealized depreciation                           (2,366,283)
                                                       ----------
     Net unrealized appreciation                      $15,728,234
                                                       ==========


Net investment income and net realized gains differ for financial  statement and
tax  purposes  primarily  due  to  differing   treatments  of  foreign  currency
transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $25,349,782 and $15,162,369, respectively.

Transactions in call options written during the period ended June 30, 1998 were as follows:


                                                      NUMBER OF
                                                       SHARES         AMOUNT OF
                                                      OPTIONED        PREMIUMS
                                                     ---------------------------
     Options outstanding at December 31, 1997          40,000         $173,794
     Options written                                  116,300          396,918
     Options expired                                  (35,000)        (128,321)
     Options closed                                   (66,300)        (215,486)
                                                                      --------
     Options outstanding at June 30, 1998                             $226,905
                                                                      ========






FRANKLIN ASSET ALLOCATION FUND


GRAPHIC MATERIAL (1)

This chart shows, in pie format, the asset-type distribution of total net assets for the Franklin Asset Allocation Fund, as of June 30, 1998.

Equity                              65.1%
Fixed-Income Securities             20.1%
Cash & Equivalents                  14.8%
                                   ------
                                   100.0%